                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 1999-3


Section 7.3 Indenture                          Distribution Date:     1/15/2004
-------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
         Class A Principal Payment                                         0.00
         Class B Principal Payment                                         0.00
         Class C Principal Payment                                         0.00
                   Total

       Amount of the distribution allocable to the principal on the Notes per $1,000 of the initial principal balance of the Notes
         Class A Principal Payment                                         0.00
         Class B Principal Payment                                         0.00
         Class C Principal Payment                                         0.00
                   Total

(ii)   Amount of the distribution allocable to the interest on
       the Notes
         Class A Note Interest Requirement                         4,717,500.00
         Class B Note Interest Requirement                           279,708.54
         Class C Note Interest Requirement                           122,998.26
                 Total                                             5,120,206.80

       Amount of the distribution allocable to the interest on the Notes per
              $1,000 of the initial principal balance of the Notes
         Class A Note Interest Requirement                              5.55000
         Class B Note Interest Requirement                              5.79167
         Class C Note Interest Requirement                              1.81910

(iii)  Aggregate Outstanding Principal Balance of the Notes
         Class A Note Principal Balance                             850,000,000
         Class B Note Principal Balance                              48,295,000
         Class C Note Principal Balance                              67,615,000

(iv)   Amount on deposit in Owner Trust Spread Account            38,636,400.00

(v)    Required Owner Trust Spread Account Amount                 38,636,400.00



                                              By:
                                                  -----------------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                Distribution Date:               1/15/2004
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                       860,572.92
             Class B Note Interest Requirement                        81,401.91
             Class C Note Interest Requirement                       130,954.01
                Total                                              1,072,928.83

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.14743
             Class B Note Interest Requirement                          1.30243
             Class C Note Interest Requirement                          1.62965

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         750,000,000
             Class B Note Principal Balance                          62,500,000
             Class C Note Principal Balance                          80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                 8,928,570.00



                                                  By:
                                                       --------------------
                                                  Name:  Patricia M. Garvey
                                                  Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture              Distribution Date:                 1/15/2004
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                       834,739.58
             Class B Note Interest Requirement                        81,401.91
             Class C Note Interest Requirement                       128,878.12
                Total                                              1,045,019.61

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.11299
             Class B Note Interest Requirement                          1.30243
             Class C Note Interest Requirement                          1.60382

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         750,000,000
             Class B Note Principal Balance                          62,500,000
             Class C Note Principal Balance                          80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,928,570.00

(v)     Required Owner Trust Spread Account Amount                 8,928,570.00



                                                By:
                                                       ---------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-1


Section 7.3 Indenture              Distribution Date:                 1/15/2004
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                       800,820.42
             Class B Note Interest Requirement                        80,056.42
             Class C Note Interest Requirement                       132,573.44
                       Total                                       1,013,450.28

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.12160
             Class B Note Interest Requirement                          1.34549
             Class C Note Interest Requirement                          1.73299

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         714,000,000
             Class B Note Principal Balance                          59,500,000
             Class C Note Principal Balance                          76,500,000

(iv)    Amount on deposit in Owner Trust Spread Account            8,500,000.00

(v)     Required Owner Trust Spread Account Amount                 8,500,000.00



                                                  By:
                                                         ---------------------
                                                  Name:  Patricia M. Garvey
                                                  Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-2


Section 7.3 Indenture              Distribution Date:                 1/15/2004
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                       552,187.50
             Class B Note Interest Requirement                        54,625.86
             Class C Note Interest Requirement                        95,146.10
                       Total                                         701,959.47

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.10438
             Class B Note Interest Requirement                          1.31104
             Class C Note Interest Requirement                          1.77604

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         500,000,000
             Class B Note Principal Balance                          41,666,000
             Class C Note Principal Balance                          53,572,000

(iv)    Amount on deposit in Owner Trust Spread Account            5,952,380.00

(v)     Required Owner Trust Spread Account Amount                 5,952,380.00



                                                   By:
                                                          ---------------------
                                                   Name:  Patricia M. Garvey
                                                   Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-3


Section 7.3 Indenture                 Distribution Date:              1/15/2004
--------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        795,989.58
            Class B Note Interest Requirement                         80,863.72
            Class C Note Interest Requirement                        139,257.56
                      Total                                        1,016,110.86

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.06132
            Class B Note Interest Requirement                           1.29382
            Class C Note Interest Requirement                           1.73299

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          750,000,000
            Class B Note Principal Balance                           62,500,000
            Class C Note Principal Balance                           80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account             8,928,570.00

(v)    Required Owner Trust Spread Account Amount                  8,928,570.00



                                                 By:
                                                    --------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-4


Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------
(i)    Amount of Net Swap Payment                                          0.00
       Amount of Net Swap Receipt                                  2,919,214.67

(ii)   Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(iii)  Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest                                  3,850,000.00
            Class B Note Interest                                     92,978.47
            Class C Note Interest                                    159,843.75
                      Total                                        4,102,822.22

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest                                       4.58333
            Class B Note Interest                                       1.32826
            Class C Note Interest                                       1.77604

(iv)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          840,000,000
            Class B Note Principal Balance                           70,000,000
            Class C Note Principal Balance                           90,000,000

(v)    Amount on deposit in Owner Trust Spread Account            10,000,000.00

(vi)   Required Owner Trust Spread Account Amount                 10,000,000.00



                                                 By:
                                                    --------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-5


Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,369,812.50
            Class B Note Interest Requirement                        145,796.88
            Class C Note Interest Requirement                        251,390.63
                      Total                                        1,767,000.00

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.08715
            Class B Note Interest Requirement                           1.38854
            Class C Note Interest Requirement                           1.86215

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                                 By:
                                                    --------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2001-6


Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,121,890.00
            Class B Note Interest Requirement                        118,807.50
            Class C Note Interest Requirement                        210,412.50
                      Total                                        1,451,110.00

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.11299
            Class B Note Interest Requirement                           1.41438
            Class C Note Interest Requirement                           1.94826

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,008,000,000
            Class B Note Principal Balance                           84,000,000
            Class C Note Principal Balance                          108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            12,000,000.00

(v)    Required Owner Trust Spread Account Amount                 12,000,000.00



                                                By:
                                                   --------------------
                                                Name:  Patricia M. Garvey
                                                Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-1


Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        913,208.33
            Class B Note Interest Requirement                         93,581.25
            Class C Note Interest Requirement                        166,043.75
                      Total                                        1,172,833.33

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.08715
            Class B Note Interest Requirement                           1.33688
            Class C Note Interest Requirement                           1.84493

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          840,000,000
            Class B Note Principal Balance                           70,000,000
            Class C Note Principal Balance                           90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                              By:
                                                 --------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-2


Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------

(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,227,858.33
            Class B Note Interest Requirement                        125,950.42
            Class C Note Interest Requirement                        223,781.25
                      Total                                        1,577,590.00

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.04410
            Class B Note Interest Requirement                           1.28521
            Class C Note Interest Requirement                           1.77604

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,176,000,000
            Class B Note Principal Balance                           98,000,000
            Class C Note Principal Balance                          126,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            14,000,000.00

(v)    Required Owner Trust Spread Account Amount                 14,000,000.00



                                                 By:
                                                     --------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-3


Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,445,762.50
            Class B Note Interest Requirement                        145,796.88
            Class C Note Interest Requirement                        254,878.13
                      Total                                        1,846,437.50

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.14743
            Class B Note Interest Requirement                           1.38854
            Class C Note Interest Requirement                           1.88799

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                              By:
                                                 --------------------
                                              Name:  Patricia M. Garvey
                                              Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-4


Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,315,562.50
            Class B Note Interest Requirement                        133,138.54
            Class C Note Interest Requirement                        232,790.63
                      Total                                        1,681,491.67

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.04410
            Class B Note Interest Requirement                           1.26799
            Class C Note Interest Requirement                           1.72438

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                            By:
                                               --------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-5



Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        913,208.33
            Class B Note Interest Requirement                         91,772.92
            Class C Note Interest Requirement                        163,718.75
                      Total                                        1,168,700.00

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.08715
            Class B Note Interest Requirement                           1.31104
            Class C Note Interest Requirement                           1.81910

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          840,000,000
            Class B Note Principal Balance                           70,000,000
            Class C Note Principal Balance                           90,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            10,000,000.00

(v)    Required Owner Trust Spread Account Amount                 10,000,000.00



                                            By:
                                                --------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-6



Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        972,702.50
            Class B Note Interest Requirement                        100,287.15
            Class C Note Interest Requirement                        188,615.63
                      Total                                        1,261,605.28

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.05271
            Class B Note Interest Requirement                           1.30243
            Class C Note Interest Requirement                           1.90521

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          924,000,000
            Class B Note Principal Balance                           77,000,000
            Class C Note Principal Balance                           99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)    Required Owner Trust Spread Account Amount                 11,000,000.00



                                            By:
                                               --------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-7


Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        695,756.25
            Class B Note Interest Requirement                         71,994.27
            Class C Note Interest Requirement                        140,226.56
                      Total                                          907,977.08

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.10438
            Class B Note Interest Requirement                           1.37132
            Class C Note Interest Requirement                           2.07743

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          630,000,000
            Class B Note Principal Balance                           52,500,000
            Class C Note Principal Balance                           67,500,000

(iv)   Amount on deposit in Owner Trust Spread Account             7,500,000.00

(v)    Required Owner Trust Spread Account Amount                  7,500,000.00



                                            By:
                                               --------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2002-8


Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                        972,702.50
            Class B Note Interest Requirement                        101,613.26
            Class C Note Interest Requirement                        192,878.13
                      Total                                        1,267,193.89

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.05271
            Class B Note Interest Requirement                           1.31965
            Class C Note Interest Requirement                           1.94826

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                          924,000,000
            Class B Note Principal Balance                           77,000,000
            Class C Note Principal Balance                           99,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            11,000,000.00

(v)    Required Owner Trust Spread Account Amount                 11,000,000.00



                                            By:
                                               --------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-1


Section 7.3 Indenture                 Distribution Date:              1/15/2004
-------------------------------------------------------------------------------
(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                      0.00
            Class B Principal Payment                                      0.00
            Class C Principal Payment                                      0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
            Class A Note Interest Requirement                      1,315,562.50
            Class B Note Interest Requirement                        138,563.54
            Class C Note Interest Requirement                        263,015.63
                      Total                                        1,717,141.67

       Amount of the distribution allocable to the interest on the Notes per
            $1,000 of the initial principal balance of the Notes
            Class A Note Interest Requirement                           1.04410
            Class B Note Interest Requirement                           1.31965
            Class C Note Interest Requirement                           1.94826

(iii)   Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                        1,260,000,000
            Class B Note Principal Balance                          105,000,000
            Class C Note Principal Balance                          135,000,000

(iv)   Amount on deposit in Owner Trust Spread Account            15,000,000.00

(v)    Required Owner Trust Spread Account Amount                 15,000,000.00



                                                 By:
                                                     --------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-2



Section 7.3 Indenture                Distribution Date:               1/15/2004
-------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,233,391.83
             Class B Note Interest Requirement                       122,167.99
             Class C Note Interest Requirement                       255,730.63
                       Total                                       1,611,290.44

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.09576
             Class B Note Interest Requirement                          1.30243
             Class C Note Interest Requirement                          2.12049

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                       1,125,600,000
             Class B Note Principal Balance                          93,800,000
             Class C Note Principal Balance                         120,600,000

(iv)    Amount on deposit in Owner Trust Spread Account           13,400,000.00

(v)     Required Owner Trust Spread Account Amount                13,400,000.00



                                               By:
                                                    --------------------
                                               Name:  Patricia M. Garvey
                                               Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-3



Section 7.3 Indenture                Distribution Date:               1/15/2004
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,311,629.38
             Class B Note Interest Requirement                       129,917.45
             Class C Note Interest Requirement                       247,656.09
                       Total                                       1,689,202.92

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.09576
             Class B Note Interest Requirement                          1.30243
             Class C Note Interest Requirement                          1.93104

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                       1,197,000,000
             Class B Note Principal Balance                          99,750,000
             Class C Note Principal Balance                         128,250,000

(iv)    Amount on deposit in Owner Trust Spread Account           14,250,000.00

(v)     Required Owner Trust Spread Account Amount                14,250,000.00



                                             By:
                                                  --------------------
                                             Name:  Patricia M. Garvey
                                             Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-4


Section 7.3 Indenture                Distribution Date:               1/15/2004
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                       735,494.38
             Class B Note Interest Requirement                        79,208.77
             Class C Note Interest Requirement                       135,552.34
                       Total                                         950,255.49

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.20771
             Class B Note Interest Requirement                          1.56076
             Class C Note Interest Requirement                          2.07743

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         609,000,000
             Class B Note Principal Balance                          50,750,000
             Class C Note Principal Balance                          65,250,000

(iv)    Amount on deposit in Owner Trust Spread Account            7,250,000.00

(v)     Required Owner Trust Spread Account Amount                 7,250,000.00



                                             By:
                                                 --------------------
                                             Name:  Patricia M. Garvey
                                             Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-5


Section 7.3 Indenture                Distribution Date:               1/15/2004
-------------------------------------------------------------------------------
(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                       927,675.00
             Class B Note Interest Requirement                        89,964.58
             Class C Note Interest Requirement                       161,393.75
                       Total                                       1,179,033.33

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.10438
             Class B Note Interest Requirement                          1.28521
             Class C Note Interest Requirement                          1.79326

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                         840,000,000
             Class B Note Principal Balance                          70,000,000
             Class C Note Principal Balance                          90,000,000

(iv)    Amount on deposit in Owner Trust Spread Account           10,000,000.00

(v)     Required Owner Trust Spread Account Amount                10,000,000.00



                                                 By:
                                                     --------------------
                                                 Name:  Patricia M. Garvey
                                                 Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2003-6


Section 7.3 Indenture                Distribution Date:               1/15/2004
-------------------------------------------------------------------------------

(i)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                     0.00
             Class B Principal Payment                                     0.00
             Class C Principal Payment                                     0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                     1,840,883.33
             Class B Note Interest Requirement                       182,340.28
             Class C Note Interest Requirement                       304,187.50
                       Total                                       2,327,411.11

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                          1.09576
             Class B Note Interest Requirement                          1.30243
             Class C Note Interest Requirement                          1.68993

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                       1,680,000,000
             Class B Note Principal Balance                         140,000,000
             Class C Note Principal Balance                         180,000,000

(iv)    Amount on deposit in Owner Trust Spread Account           20,000,000.00

(v)     Required Owner Trust Spread Account Amount                20,000,000.00



                                            By:
                                                --------------------
                                            Name:  Patricia M. Garvey
                                            Title: Vice President